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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 30, 2020 (July 24, 2020)
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Realogy Holdings Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35674	20-8050955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
_______________________________
Realogy Group LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-148153	20-4381990
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
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175 Park Avenue
Madison, NJ 07940
(Address of principal executive offices) (Zip Code)
(973) 407-2000
(Registrant’s telephone number, including area code)
None
(Former name or former address if changed since last report)
_______________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Realogy Holdings Corp.	Common Stock, par value $0.01 per share	RLGY	New York Stock Exchange
Realogy Group LLC	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
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Item 1.01.	Entry into a Material Definitive Agreement.
On July 24, 2020, Realogy Group LLC, a Delaware limited liability company (“Realogy Group”), an indirect wholly-owned subsidiary of Realogy Holdings Corp. (“Realogy Holdings” and, together with its wholly-owned subsidiaries, including Realogy Group, collectively, the “Company,” “we,” “us” or “our”), entered into (1) a ninth amendment (the “Ninth Amendment”) to the Amended and Restated Credit Agreement, dated as of March 5, 2013 (as amended, amended and restated, modified or supplemented from time to time, the “Credit Agreement”, which includes our Revolving Credit Facility), among Realogy Intermediate Holdings LLC (“Intermediate Holdings”, which is the direct wholly-owned subsidiary of Realogy Holdings and the holder of all of the outstanding membership interests of Realogy Group), Realogy Group, the several lenders from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent; and (2) a third amendment (the “Third Amendment”) to the Term Loan Agreement, dated as of October 23, 2015 (as amended, amended and restated, modified or supplemented from time to time, the “Term Loan A Agreement”), among Intermediate Holdings, Realogy Group, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent.
The Ninth Amendment and Third Amendment are referred to collectively herein as the “Amendments” and the Credit Agreement and Term Loan A Agreement are referred to collectively herein as the “Senior Secured Credit Facilities.”
Pursuant to the Amendments, the financial covenant contained in each of the Senior Secured Credit Facilities has been amended to require that Realogy Group maintain a senior secured leverage ratio not to exceed 6.50 to 1.00 commencing with the third quarter of 2020 through and including the second quarter of 2021, which will then step down to 5.50 to 1.00 for the third quarter of 2021 and thereafter will step down by 0.25 on a quarterly basis to 4.75 to 1.00 (which was the applicable level prior to the effectiveness of the Amendments) on and after the second quarter of 2022.
The Amendments also tighten certain existing covenants during the period commencing on July 24, 2020 until the Company issues its financial results for the third quarter of 2021 and concurrently delivers an officer’s certificate to its lenders showing compliance with the senior secured leverage ratio, subject to earlier termination (the “Covenant Relief Period”). If Realogy Group’s senior secured leverage ratio does not exceed 5.50 to 1.00 for the fiscal quarter ending June 30, 2021, the Covenant Relief Period will end at the time the Company delivers the compliance certificate to the lenders for such period; however, in either instance, the gradual step down in the senior secured leverage ratio, as described above, will continue to apply. The covenants revised pursuant to the Amendments during the Covenant Relief Period include the reduction or elimination of the amount available for certain types of additional indebtedness, liens, restricted payments (including dividends and stock repurchases), investments (including acquisitions and joint ventures), and voluntary junior debt repayments. In addition, the Amendments establish that during the Covenant Relief Period, if after giving effect to the use of proceeds of any borrowing under the Revolving Credit Facility at such time, the Consolidated Cash Balance (as defined in the Amendments) exceeds $350 million, the Company must prepay the Revolving Credit Facility in an amount equal to the lesser of (x) the amount necessary to reduce the Consolidated Cash Balance to $350 million and (y) the amount of such borrowing.
The Company also may elect to end the Covenant Relief Period at any time, provided the senior secured leverage ratio does not exceed 4.75 to 1.00 as of the most recently ended quarter for which financial statements have been delivered. In such event, the leverage ratio will reset to the pre-Amendment level of 4.75 to 1.00 thereafter.
The foregoing summary of the Amendments is not complete and is qualified in its entirety by reference to the full and complete text of the Ninth Amendment and the Third Amendment, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.
On July 30, 2020, the Registrants announced their financial results for the quarter ended June 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
10.1
Ninth Amendment, dated as of July 24, 2020, to the Amended and Restated Credit Agreement, dated as of March 5, 2013, as amended, among Realogy Intermediate Holdings LLC, Realogy Group LLC, the several lenders parties thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Third Amendment, dated as of July 24, 2020, to the Term Loan A Agreement, dated as of October 23, 2015, as amended, among Realogy Intermediate Holdings LLC, Realogy Group LLC, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release dated July 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY HOLDINGS CORP.

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: July 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALOGY GROUP LLC

By:	/s/ Charlotte C. Simonelli
Charlotte C. Simonelli, Executive Vice President, Chief Financial Officer and Treasurer
Date: July 30, 2020

EXHIBIT INDEX

Exhibit No.	Description
10.1
Ninth Amendment, dated as of July 24, 2020, to the Amended and Restated Credit Agreement, dated as of March 5, 2013, as amended, among Realogy Intermediate Holdings LLC, Realogy Group LLC, the several lenders parties thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent.

10.2
Third Amendment, dated as of July 24, 2020, to the Term Loan A Agreement, dated as of October 23, 2015, as amended, among Realogy Intermediate Holdings LLC, Realogy Group LLC, the lenders party thereto from time to time and JPMorgan Chase Bank, N.A., as administrative agent.

99.1	Press Release dated July 30, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).